UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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MMA CAPITAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MMA Capital Holdings, Inc.

3600 O’Donnell Street, Suite 600
Baltimore, Maryland 21224
T 443.263.2900 F 410.727.5387
www.mmacapitalholdings.com

April 9, 2020

Dear fellow shareholder:

You are cordially invited to attend the 2020 annual meeting of shareholders of MMA Capital Holdings, Inc. which is scheduled to be held on Tuesday, May 19, 2020, at 1:00 p.m. Eastern time, at the offices of Brewer’s Hill Hub Boardroom, 3700 O’Donnell St, Baltimore, MD 21224. However, we are monitoring developments related to the coronavirus (COVID-19) situation, and in the event it is not possible or advisable to hold our annual meeting in person, or if it becomes necessary to change the time, place or location of the annual meeting, we will announce alternative arrangements in advance of the scheduled meeting date.

At the meeting, you will be asked to vote on three matters including the election of directors, ratification of the extension of our Tax Benefits Rights Agreement and ratification of the selection of our independent public accounting firm for 2020.

We are pleased to utilize the Securities and Exchange Commission’s rule allowing companies to furnish proxy materials to their shareholders over the Internet.  Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice will also provide information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.

I look forward to seeing you at the meeting.

Sincerely,

Francis X. Gallagher, Jr.
Chairman of the Board

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).  Please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement for a description of these voting methods.  Under applicable regulations, if you have not given your broker specific instructions to do so, your broker will NOT be able to vote your shares with respect to the election of directors and executive compensation.  If you do not provide voting instructions via the Internet, by telephone or by returning a proxy card or voting instruction card, your shares will not be voted with respect to the election of directors and executive compensation.  We strongly encourage you to vote.

If the director nominees are not elected at our annual meeting, or if we are unable to achieve a quorum to transact business at our annual meeting (including any adjournment), then our current directors will continue to serve until their successors have been duly elected and qualified at the next annual meeting or their earlier death, resignation or removal.

MMA CAPITAL HOLDINGS, Inc.

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that the 2020 annual meeting of shareholders of MMA Capital Holdings, Inc. is scheduled to be held on Tuesday, May 19, 2019 at 1:00 p.m. Eastern time, at the offices of Brewer’s Hill Hub Boardroom, 3700 O’Donnell St, Baltimore, MD 21224 for the following purposes:

•	to elect three directors, each for a term of three years;

•	to ratify the extension of our Tax Benefits Rights Agreement;

•	to ratify the appointment of KPMG, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	to transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

Any of the foregoing may be considered or acted upon at the meeting or at any adjournment or postponement thereof.

Holders of common shares of record on the books of the Company at the close of business on March 23, 2020, will be entitled to vote on all matters that may come before the meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, please vote as soon as possible.  As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card.  For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement.  You may revoke a previously delivered proxy at any time prior to the annual meeting.  If you decide to attend the annual meeting and wish to change your vote, you may do so automatically by voting in person at the annual meeting.

We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation; we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, or if it becomes necessary to change the time, place or location of the annual meeting, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance in a press release that we will file as additional soliciting materials to this proxy statement, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy material. We also encourage attendees to review guidance from public health authorities on this issue.

Secretary

/s/ J. Brooks Martin

Baltimore, Maryland

[INTENTIONALLY LEFT BLANK]

MMA CAPITAL HOLDINGS, INC.

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 19, 2020

This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors (the “Board”) of MMA Capital Holdings, Inc., a Delaware corporation (“we,” “us,” “our,” “MMA” or the “Company”), of proxies to be voted at our annual meeting of shareholders which is scheduled to be held Tuesday, May 19, 2020, at 1:00 p.m. Eastern time at the Brewers Hill Hub Boardroom, 3700 O’Donnell Street, Baltimore, MD 21224, including any and all adjournments or postponements of the meeting. However, we are monitoring developments related to the coronavirus (COVID-19) situation, and in the event it is not possible or advisable to hold our annual meeting in person or if it becomes necessary to change the time, place or location of the annual meeting, we will announce alternative arrangements in advance of the scheduled meeting date.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON MAY 19, 2020. This proxy statement, the accompanying proxy card or voting instruction card and our 2019 Annual Report to Shareholders on Form 10-K are available at www.mmacapitalholdings.investorroom.com.

Solicitation, commencing on or about April 9, 2020, will be made by use of the mail, telephone and fax, by employees of Hunt Investment Management, LLC, our external manager (“External Manager”), without additional compensation. Banks, brokers, trustees and nominees will be reimbursed for reasonable expenses incurred in sending proxy materials to the beneficial owners of such shares. The cost of this solicitation of proxies will be borne by us.

Voting Rights

Only holders of record of our common shares on March 23, 2020, the record date, will be entitled to vote at the annual meeting. Each holder of record will be entitled to one vote on each matter for each common share held on the record date. On the record date, there were 5,700,646 common shares outstanding. A majority of the issued and outstanding common shares (or 2,850,324 common shares) must be present or represented by proxy at the annual meeting in order to have a quorum. Persons voting by proxy will be deemed present at the meeting even if they abstain from voting on any or all of the proposals presented for shareholder action.  Shares held by brokers who vote such shares on any proposal will be counted present for purposes of establishing a quorum. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal because it has not received instructions from the beneficial owner and lacks discretionary voting authority with respect to such shares.  We expect that banks, brokers and other holders of record will lack discretionary voting authority with respect to the proposals to elect directors and ratify the extension of our Tax Benefits Rights Agreement, and will have discretionary voting power with respect to the ratification of the appointment of the independent registered public accounting firm.

In the election of directors, a nominee will be elected if the votes cast “for” the nominee constitute a majority of the common shares present or represented by proxy and voted at a meeting at which a quorum is present. Shareholders may not cumulate votes in the election of directors.  The ratification of the extension of our Tax Benefits Rights Agreement and the ratification of the appointment of KPMG, LLP (“KPMG”) as our independent registered public accounting firm, also require the affirmative vote of a majority of the common shares present or represented by proxy and voted at a meeting at which a quorum is present. Broker non-votes have no effect on the determination of whether a nominee, the ratification of the extension of our Tax Benefits Rights Agreement or the appointment of KPMG has received the vote of a majority of the common shares present or represented by proxy and voting at the meeting, and abstentions will have the same effect as a “no” vote.

i

If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the issued and outstanding common shares as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Internet Availability of Proxy Materials

In accordance with Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders for our 2020 annual meeting. Consequently, our shareholders will not receive paper copies of our proxy materials unless they request paper copies by following the instructions in the Notice of Internet Availability of Proxy Materials. We intend to mail to our shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this proxy statement and our 2019 Annual Report to Shareholders, on or about April 9, 2020. The Notice of Internet Availability of Proxy Materials also contains instructions for accessing your proxy card to be able to vote via the Internet or by telephone.

Internet distribution of our proxy materials is designed to make the proxy distribution process more efficient and less costly and to help conserve natural resources.  However, if you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on such notice.

Admission to Meeting

You are entitled to attend the annual meeting if you were a holder of record or a beneficial owner of our common shares as of March 23, 2019, the record date, or you hold a valid legal proxy for the annual meeting. If you are a holder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the annual meeting.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your bank, broker or other holder of record, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the annual meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the annual meeting.

Recommendations of the Board of Directors

Our Board recommends that you vote:

•	FOR the election of the candidates the Board has nominated for election as Class II directors (Proposal No. 1);

•	FOR the ratification of the extension of our Tax Benefits Rights Agreement (Proposal No. 2); and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 3).

Voting via the Internet, by Telephone or by Mail

For holders whose shares are registered in their own names, as an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, for those shareholders who request and receive a paper proxy card in the mail, by mailing a completed proxy card.  The Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those shareholders who request and receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those shareholders who request and receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the annual meeting in the manner you direct. In the event that you return a signed proxy card (by mail or via the Internet) on which no directions are specified, your shares will be voted FOR the nominees of the Board (Proposal No. 1), FOR the ratification of the extension of our Tax Benefits Rights Agreement (Proposal No. 2), and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 3), and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that you must follow in order for your record holder to vote your shares per your instructions.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the voting instruction card supplied by them in the addressed, postage paid envelope provided.

Revocation of Proxies

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to MMA Capital Holdings, Inc.’s Corporate Secretary at our principal executive offices before the beginning of the annual meeting. You also may revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described under “Admission to Meeting” above.

Potential Impact of COVID-19 on Access to Meeting

We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation; we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person or if it becomes necessary to change the time, place or location of the annual meeting, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance in a press release that we will file as additional soliciting materials to this proxy statement, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy material. We also encourage attendees to review guidance from public health authorities on this issue.

I. GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS MATTERS

Board Composition

Our Board currently consists of eight members, five of whom have been elected by the Company’s shareholders. Of the remaining directors, two, Cecil Flamer and James C. Hunt, are being considered for election at the annual meeting, and Suzanne Kucera will be considered for election at the 2021 annual meeting. Mr. Hunt was elected by the Board in June 2018 and Mr. Flamer and Ms. Kucera were elected by the Board in January 2020.

Corporate Governance Guidelines

We have Corporate Governance Guidelines (“Guidelines”), which are available on our website at www.mmacapitalholdings.com under “Leadership – Governance,” then “Corporate Governance Guidelines.”  These Guidelines contain general principles regarding the function of our Board and Board committees.  The Guidelines are reviewed on an annual basis by the Governance Committee of the Board, which submits to the Board for approval any changes deemed desirable or necessary.

Independence of Directors

Our Guidelines require that a majority of the Board be comprised of independent directors.  The listing rules of the Nasdaq Stock Market (“Nasdaq”) for director independence are incorporated in our Guidelines, which are used by the Board in making independence determinations.  For a director to be considered independent under the Nasdaq listing rules, the Board must affirmatively determine that the director has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In assessing director independence, the Board concluded that the independent directors have no conflict that might discourage critical review of the Company’s management and operations. As of this filing, the Board has determined that the following directors are independent: Cecil Flamer, Francis Gallagher, Jr., J.P. Grant III, Suzanne Kucera and Frederick Puddester.

Board Leadership Structure

Our Board’s role in the Company is to provide general oversight of strategy and operations. Our Board leadership structure currently separates the roles of Chairman and Chief Executive Officer (“CEO”).  The Board has an independent chair, Mr. Gallagher, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board.  The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of our External Manager’s performance, increasing accountability and improving the ability of the Board to monitor whether the External Manager’s actions are in the best interests of the Company and its shareholders.  As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process.  The Board administers this oversight function directly through the Board as a whole. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company.  Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.  The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.  Our Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.  Our Compensation Committee monitors the compensation of our named executive officers to the extent reimbursable by the Company and the compensation of the Board. Typically, the entire Board monitors our risks as a Company through a comprehensive risk matrix which is updated by management and reviewed by the Board throughout the year.  The matrix details our significant operating, accounting, financial, legal and regulatory risks and assigns a probability and severity analysis to each risk.  Significant changes are highlighted and discussed at Board meetings throughout the year.  The Board has delegated to the Board’s lead independent director, Mr. Gallagher, the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

The foregoing discussion is qualified by reference to the Risk Factors section of our Annual Report on Form 10-K.

Qualification for Board Membership

The Board has the responsibility for nominating candidates for election to the Board and for filling vacancies on the Board as they arise, while the Governance Committee is responsible for identifying and recommending qualified individuals to serve as members of the Board.  The Guidelines and the Governance Committee’s charter require the Board and the Governance Committee to establish criteria for selecting new directors, which reflects at a minimum a candidate’s strength of character, judgment, business experience and specific areas of expertise, in addition to factors relating to the composition of the Board, including its size and structure, and principles of diversity, including gender, age, skills, knowledge and other factors needed to maintain a balance of knowledge, experience and capability on the Board. Further, no director of the Company may serve on the boards of more than three other publicly traded companies in addition to serving on our Board.  No director that is also an employee of the External Manager may serve on the board of more than one publicly traded company in addition to serving on our Board.  Currently, all directors are in compliance with these requirements and expectations.

Shareholder Recommendations of Potential Director Candidates

The Governance Committee will consider director candidates recommended by shareholders.  The Governance Committee applies the same standards in evaluating candidates submitted by shareholders as it does in evaluating candidates submitted by other sources.  Shareholders who wish to submit names to be considered by the Governance Committee for nomination for election to the Board must send written notice to the Secretary of the Company at least 60 days but no more than 90 days prior to the anniversary of the date of the immediately preceding annual meeting of shareholders, provided, that if the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, the notice must be delivered not earlier than the 90th day before the annual meeting and not later than the later of the 60th day prior to the annual meeting or the tenth day following the first public announcement of the annual meeting date.   The notice should set forth the required information that is specified in our bylaws. Suggestions regarding potential director candidates, together with the supporting information concerning the potential candidate’s qualifications, should be submitted in writing to:

Governance Committee

MMA Capital Holdings, Inc.

c/o Corporate Secretary

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

Code of Ethics and Principles of Business Integrity

We have a Code of Ethics and Principles of Business Integrity that is applicable to all of our directors and employees of our External Manager who act on our behalf, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics and Principles of Business Integrity is available on our website, www.mmacapitalholdings.com, and in print without charge, upon the request of any shareholder, by mail to our Corporate Secretary, MMA Capital Holdings, Inc., at our headquarters. In the event of any amendment to, or waiver of, a provision of the Code of Ethics and Principles of Business Integrity, we will promptly post the date and nature of such amendment or waiver, as well as related information, on our website.

Executive Sessions

Pursuant to our Guidelines, the independent directors of the Board meet in regularly scheduled sessions without the presence of management.  The executive sessions have been chaired by Mr. Gallagher.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with one or more members of our Board by writing to the Board, or a specific director at:

Board of Directors (or specific director)

MMA Capital Holdings, Inc.

c/o Corporate Secretary

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

Available Information

Our website address is www.mmacapitalholdings.com.  We make available free of charge through our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), including exhibits to those reports, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC.  Our Guidelines, Code of Ethics and Principles of Business Integrity and the charters of our Audit Committee, Compensation Committee and Governance Committee are also posted on our website.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Governance Committee.  The following table provides current membership for each of the Board committees, as well as meeting information for fiscal year 2019:

Name	Audit	Compensation	Governance
Mr. Francis X. Gallagher, Jr. (Chairman)	X	X	X
Mr. Steven S. Bloom	X*#	X	X
Mr. J. P. Grant III	X	X	X*
Mr. Frederick W. Puddester	X*	X*	X
Mr. Cecil E. Flamer	X	X	X
Ms. Suzanne G. Kucera	X	X	X
Total meetings in fiscal 2019	4	5	5

*Committee Chairperson; Mr. Puddester assumed the chairmanship position of the Audit Committee on July 29, 2019.

#Mr. Bloom retired on July 29, 2019

Below is a description of each of the Board’s committees.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.  The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding independence and each member is free of any relationship that would impair his or her individual exercise of independent judgment with respect to their duties as a director or as a member of any of the committees of the Board.

Audit Committee.  The Audit Committee of the Board has primary oversight responsibility relating to:

•	oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;
•	the integrity of the financial reporting process and systems of internal controls of the Company;
•	the Company’s compliance with legal and regulatory requirements;
•	the independence, qualifications and performance of the Company’s independent registered public accounting firm and internal audit function;
•	the preparation and approval of the report required to be included in the Company’s annual proxy statement, when filed, as required by rules of the SEC;
•	providing an avenue of communication among the independent auditors, management, the internal audit function and the Board;
•	the appointment, engagement and performance of our independent registered public accounting firm;
•	compliance with our Code of Ethics and Principles of Business Integrity, and legal and regulatory requirements, including our disclosure controls and procedures;

•

the allocation by the External Manager to the Company of compensation and benefit expense paid to External Manager’s personnel and reimbursable by the Company to the External Manager under the Management Agreement; and

•	oversight and approval of potential related party transactions.

In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, our independent registered public accounting firm, the internal auditors and our External Manager, and to resolve any disagreements between the External Manager and the independent registered public accounting firm regarding financial reporting.  The Audit Committee also performs other duties and responsibilities set forth in a written charter approved by the Board.  The charter of the Audit Committee is available on the Company’s website at www.mmacapitalholdings.com under “Leadership – Governance,” then “Audit Committee Charter.”

Membership on the Audit Committee consists of Messrs. Puddester, Flamer, Gallagher and Grant, as well as Ms. Kucera.  Mr. Bloom served as Chairman of the Committee until his retirement on July 29, 2019, at which time Mr. Puddester assumed the chairmanship of the committee.  The Audit Committee held four meetings during 2019.

The Board and the Governance Committee have determined that all members of the Audit Committee satisfy the independence requirements of Nasdaq’s listing rules and our Guidelines.  No member of the Audit Committee is permitted to serve on the Audit Committee of more than three public companies, including our Company.  Currently, no member of the Audit Committee serves on the audit committee of any other public company.

The Board has determined that each Mr. Puddester and Ms. Kucera qualify as an “audit committee financial expert” under SEC rules.  In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated as an audit committee financial expert will not be deemed an “expert'” for purposes of the federal securities laws.  In addition, such designation does not impose on such person any duties, obligations or liabilities that are greater than those imposed on such person as a member of the Audit Committee and Board in the absence of such designation, and does not affect the duties, obligations or liabilities of any other member of the Audit Committee or Board.

Compensation Committee.  The Compensation Committee of the Board has the following principal duties and responsibilities:

•

to the extent management personnel are provided by the Company’s External Manager, the Compensation Committee will consult with the External Manager regarding the compensation of executive officers, to the extent some or all of the cost of such compensation is reimbursable by the Company.

•	prepare any report on executive compensation required by the rules and regulations of the SEC;
•	annually evaluate the compensation of the members of the Board; and
•

annually review the performance of the External Manager and those employees of the External Manager serving as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and other senior management roles.

These duties and responsibilities are set forth in a written charter of the Compensation Committee which has been approved by the Board and is available on our website at www.mmacapitalholdings.com under “Leadership – Governance,” then “Compensation Committee Charter.” Pursuant to the charter, the Compensation Committee has the authority to delegate certain of its responsibilities to a subcommittee.

The Compensation Committee has the authority to administer our equity plans, if any, for the Chief Executive Officer and other executive officers.  The Compensation Committee is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards.

Compensation Committee Interlocks and Insider Participation

Membership on the Compensation Committee consists of Messrs. Puddester, Flamer, Gallagher and Grant, as well as Ms. Kucera.  Mr. Puddester served as Chairman for the entire year and Mr. Bloom was on the committee until his retirement on July 29, 2019.  All members of the Compensation Committee qualify as independent directors under our Guidelines and the Nasdaq listing rules and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.  The Compensation Committee held five meetings during 2019.

During 2019, no member of the Compensation Committee was an officer, employee or former officer or employee of ours, or any of our subsidiaries, or had a relationship that would be considered a Compensation Committee interlock that would require disclosure in this proxy statement pursuant to SEC regulations.  None of our named executive officers served as a member of a compensation committee or a director of another entity under the circumstances requiring disclosure in this proxy under SEC regulations.

Governance Committee.  The Governance Committee of the Board is responsible for:

•	developing and implementing corporate governance guidelines;
•	identifying and recommending qualified individuals to serve as members of the Board;
•

evaluating and recommending the size and composition of the Board and its Committees (including making determinations concerning composition of the Board and its Committees under the applicable requirements of the SEC);

•	monitoring a process to assess the effectiveness of the Board and its Committees; and
•	review with our External Manager, our management succession plan for the Chief Executive Officer and other executive officers and key employees.

The Governance Committee is also responsible for performing other duties and responsibilities set forth in a written charter approved by the Board.  The charter of the Governance Committee is available on our website at www.mmacapitalholdings.com under “Leadership – Governance,” in “Governance Committee Charter.”

Membership on the Governance Committee consists of Messrs. Grant, Flamer, Gallagher and Puddester, as well as Ms. Kucera. Mr. Grant served as Chairman for the entire year and Mr. Bloom was on the committee until his retirement on July 29, 2019.  The Governance Committee held five meetings during 2019.  All members of the Governance Committee qualify as independent directors under our Guidelines and Nasdaq listing rules.

Director Attendance at Meetings

During fiscal year 2019, there were five regular meetings of the Board (quarterly and an additional meeting in the first quarter).  Also, the Board held five special meetings which were conducted as either formal meetings, executive sessions or independent directors’ meetings.  Each Director attended at least 75% of the total number of combined meetings of the Board and the Board committees on which he or she served.  We do not have a policy that requires director attendance at the annual meeting.  Three members of the Board were present at the 2019 annual meeting.

RELATED PARTY AND AFFILIATE TRANSACTIONS

In accordance with Company policy the Audit Committee has the responsibility to review any transactions between the Company and related persons, including the Company’s directors and executive officers and their respective immediate family members.  Any proposed transaction with a related party must be approved by a majority of the disinterested, independent members of the Audit Committee.  If the counterparty is related to a member of the Audit Committee that member will recuse themselves from the vote.

Since January 1, 2017 there have been no material related party relationships or transactions to report, other than our relationship with Hunt Companies Inc. and its affiliates (individually and collectively “Hunt”) as described below.

Relationship to Hunt

On January 8, 2018, the Company entered into a series of material definitive agreements with affiliates of the Hunt, in which the Company sold certain business lines and assets (the “Disposition”) to Hunt and entered into the Management Agreement with Hunt.  In connection with the Disposition all employees of the Company were hired by Hunt.  In consideration for the external management services, the Company agreed to pay base and incentive management fees as described below under “External Management Fees and Expense Reimbursement.”  Details of the management agreement (“Management Agreement”) were previously disclosed in the Current Report filed on Form 8-K by the Company on January 9, 2018.

In addition, the terms of the agreements with Hunt granted Hunt the right to nominate a person to our Board. Hunt proposed James C. Hunt, its Chief Executive Officer, as its nominee. On January 24, 2018, the Company completed its board nominee vetting process and Mr. Hunt was granted non-voting observer status on our Board until Hunt completed its second share purchase as contemplated by such agreements. On June 26, 2018, Hunt completed its second share purchase and Mr. Hunt was elected to the Board as a Class II director. Mr. Hunt, due to his relationship with our External Manager, is not considered an independent director by the Board and is not eligible for compensation under the 2012 Non-Employee Directors’ Compensation Plan.

The independent members of the Board, through the Audit Committee, will maintain oversight responsibility for transactions by and between the Company and affiliates of Hunt, including investment opportunities governed by our investment guidelines and Hunt’s allocation policy.

Transactions with Hunt

External Management Fees and Expense Reimbursements

In consideration for the management services being provided by the External Manager, the Company pays the External Manager a base management fee, which is payable quarterly in arrears in an amount equal to (i) 0.50% of the Company’s first $500 million of common shareholders’ equity determined in accordance with GAAP in the U.S. on a fully diluted basis, adjusted to exclude the effect of (a) the carrying value of the Company’s DTAs, and (b) any gains or losses attributable to noncontrolling interests (“GAAP Common Shareholders’ Equity”); and (ii) 0.25% of the Company’s GAAP Common Shareholders’ Equity in excess of $500 million. Additionally, the Company agreed to pay the External Manager an incentive fee equal to 20% of the total annual return of diluted common shareholders’ equity per share in excess of 7%, which excludes the effects of the Company’s DTAs. The Company also agreed to reimburse the External Manager for certain allocable overhead costs including an allocable share of the costs of (i) noninvestment personnel of the External Manager and an affiliate thereof who spend all or a portion of their time managing the Company’s operations and reporting as a public company (based on their time spent on these matters) and (ii) the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) based on the percentage of their time spent managing the Company. Reimbursement of compensation-related expenses is, however, subject to an annual cap of $2.5 million through 2019 and $3.5 million thereafter, until the Company’s GAAP common shareholders’ equity exceeds $500 million.

The current term of the Management Agreement extends to December 31, 2022 and automatically renews thereafter for additional two-year terms. Either the Company or the External Manager may, upon written notice, decline to renew or terminate the Management Agreement without cause, effective at the end of the initial term or any renewal term. If the Company declines to renew or terminates the Management Agreement without cause or the External Manager terminates for cause, the Company is required to pay a termination fee to the External Manager equal to three times the sum of the average annual base and incentive management fees, plus one times the sum of the average renewable energy business expense reimbursements and the employee cost reimbursement expense, in each case, during the prior two-year period. The Company may also terminate the Management Agreement for cause. No termination fee is payable upon a termination by the Company for cause or upon a termination by the External Manager without cause.

For the years ended December 31, 2019 and December 31, 2018, no incentive fee was earned by our External Manager. During the years ended December 31, 2019 and December 31, 2018, the Company recognized $7.2 million and $6.9 million, respectively, of management fees and expense reimbursements payable to our External Manager in its Consolidated Statements of Operations. At December 31, 2019 and December 31, 2018, $1.2 million and $1.1 million, respectively, of management fees and expense reimbursements was payable to the External Manager.

Loans HFI and Investment in Partnerships

As consideration for the Disposition, Hunt agreed to pay the Company $57.0 million and to assume certain liabilities of the Company. The Company provided seller financing through a $57.0 million note receivable from Hunt that had an initial term of seven years, prepayable at any time and bearing interest at the rate of 5% per annum. On October 4, 2018, the Company’s receivable from Hunt increased to $67.0 million as part of Hunt’s election to take assignment of the Company’s agreements to acquire (i) the LIHTC business of Morrison Grove Management and (ii) certain assets pertaining to a specific LIHTC property from affiliates of MGM (these agreements are collectively referred hereinafter to as the “MGM Agreements”). On December 20, 2019, Hunt prepaid $13.4 million of the note receivable and as a result, the UPB of the note was $53.6 million at December 31, 2019. On January 3, 2020, the note receivable was fully repaid.

During the years ended December 31, 2019 and December 31, 2018, the Company recognized $3.3 million and $2.9 million, respectively, of interest income associated with this note receivable. At December 31, 2019, $0.7 million of accrued interest was payable by Hunt. There was no accrued interest payable by Hunt at December 31, 2018.

On November 28, 2018, the Company, our investment partner and Hunt entered into an agreement whereby Hunt was admitted as a partner of Solar Development Lending, LLC (“SDL”) solely for the purpose of a 30% investment in a specific loan. The maximum principal amount of this loan was $58.8 million, of which Hunt and the Company were obligated to contribute 30% and 20%, respectively, and our investment partner was obligated to contribute the remaining 50% of the funding commitment of this loan. On September 30, 2019, the maximum principal amount of this specific loan increased to $104.0 million. On April 1, 2019, the Company purchased Hunt’s 30% ownership interest for $11.3 million, which represented the price that was projected to cause the Company and Hunt to achieve the same internal rate of return (“IRR”) on the amount of capital each had invested in the loan for the period of time that each party was invested in the loan. In this regard, upon full repayment of the loan, a post-purchase true-up payment may have been required to be made by one party to the other depending upon the actual IRR achieved by each party on the investment. Due to continuing involvement by Hunt as the transferor, the transfer did not qualify as a purchase for reporting purposes and, as a result, cash consideration paid by the Company was reported as a loan receivable that is secured by the interest in SDL that Hunt conveyed to the Company. On December 20, 2019, upon redemption of the underlying loan at par, the Company and Hunt terminated all obligations relating to the post-

purchase true-up payment and, as a result, the Company derecognized this loan receivable and increased its investment in partnership in SDL.

On December 20, 2019, the Company sold to Hunt a loan and three limited partner interests in partnerships that own affordable housing and in which our ownership interest ranged from 74.25% to 74.92%. This loan had a UPB and carrying value of $1.1 million and $0.3 million, respectively, while the three limited partner interests had a carrying value of $0.9 million at the time of sale. The Company received $3.1 million in sales proceed and recognized $1.9 million of gains in the Consolidated Statements of Operations.

Investment in Debt Securities

On April 25, 2019, the Company received $13.1 million of net proceeds from the sale of an affordable housing property that secured one of the Company’s non-performing bond investments. Hunt, as bond servicing agent, waived $0.9 million of servicing fees that were otherwise due and payable in priority to the Company’s bond investment. As a result, the Company received $0.9 million of additional bond redemption proceeds that we otherwise would not have received.

II. MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Board is divided into three classes with the directors in each class serving for a term of three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term.  The Company’s Articles of Incorporation provide that the Board must have between five and 15 members.

All serving directors have been elected to their current terms by our shareholders, with the exceptions of Mr. Flamer, Mr. Hunt and Ms. Kucera, who were elected by the directors then in office in accordance with our bylaws.  According to our bylaws, if a director nominee is not elected at our annual meeting, or if we are unable to achieve a quorum to transact business at our annual meeting (including any adjournment), then such directors will continue to serve until their successors have been duly elected and qualified at the next annual meeting or their earlier death, resignation or removal.  Messrs. Flamer and Hunt are subject to election by shareholders at the 2020 annual meeting with the other Class II director. Ms. Kucera is subject to election by shareholders at the 2021 annual meeting with the other Class III directors.

INFORMATION ABOUT THE COMPANY’S DIRECTORS

The name and principal occupation for the last five years, period of service as a director of the Company and certain other directorships of each director are set forth below.

NOMINEES FOR DIRECTOR

Directors with Term Expiring at the 2020 Annual Meeting

Class II

Cecil E. Flamer, 73, was elected to the Board on January 28, 2020.  Mr. Flamer has served since 2004 as a Managing Director and Chief Administrative Officer of Brown Capital Management, Inc., a private company that provides equity investment management services. In his capacity as Managing Director, he serves on the Management Committee, which is the firm’s governing body. Prior to joining the firm, Mr. Flamer was a partner at Ernst & Young, LLP. He has a Bachelor of Science in Business Administration (Accounting concentration) from Morgan State University. He is also a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants.

Mr. Flamer’s qualifications to serve as a director include his significant executive experience with an investment management company and his public accounting background. The Governance Committee of the Board waived the Board’s age restriction with respect to Mr. Flamer’s service on the Board.

James C. Hunt, 49, was elected to the Board on June 25, 2018.  Mr. Hunt currently serves as the CEO and President of Hunt Companies, Inc. and has been a member of the Hunt Companies, Inc. board of directors since 2001. In addition, he serves as CEO and is on the board of various subsidiaries and affiliates of Hunt Companies, Inc. Mr. Hunt also oversees Hunt's private market real estate development and acquisition activities, which include market rate residential properties and mixed-use retail developments. Mr. Hunt is responsible for establishing relationships with development and financial partners.  Mr. Hunt began his career at Hunt in 1993 as a Project Developer for Hunt's construction division, was later appointed Vice President, Executive Vice President and subsequently President.  Mr. Hunt received a B.A. in Economics and an MBA from the University of Texas, Austin.

Mr. Hunt’s qualifications to serve as a director include his extensive experience in real estate, real estate finance and corporate governance and management.

Mr. Hunt also serves on one other public company board as a director for Hunt Companies Finance Trust, a position he has held since January 2018.

Lisa Kay, 53, has served on the Board since August 3, 2016.  Previously, Ms. Kay was Chief Financial Officer and Executive Vice President of the Company from August 23, 2011 through August 18, 2015.  Prior to her appointment as the Company’s Chief Financial Officer, Ms. Kay served as Corporate Controller and Senior Vice President of the Company beginning in November 2007.  Prior to joining the Company, Ms. Kay was a Managing Director within the Financial Services practice of Navigant Consulting, Inc., a global consulting firm providing operational, dispute, investigative, risk management and financial advisory solutions to the market.  Ms. Kay joined Navigant Consulting, Inc. in 2006.  Previous to this, Ms. Kay was Vice President and head of Corporate Accounting for Freddie Mac and was an auditor for Arthur Andersen LLP.  Ms. Kay is a graduate of Virginia Tech with a B.A. in Economics and a Masters in Accounting.

Ms. Kay’s qualifications to serve as a director include her prior service and understanding of the Company’s operations due to her former service as the Company’s Chief Financial Officer and Corporate Controller, as well as her extensive experience in accounting and auditing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS TO A TERM EXPIRING AT THE 2023 ANNUAL MEETING.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Directors with Terms Expiring at the 2021 Annual Meeting

Class III

J. P. Grant, 66, has served on the Board since January 1, 2013.    Mr. Grant is the founder, President and Chief Executive Officer of Grant Capital Management, Inc., where he has specialized in providing tax-exempt financing to city and state governments since the company’s founding in 2000.  Prior to that, he held positions in major account sales for IBM Corporation and Federal Data Corporation.

Mr. Grant’s qualifications to serve as a director include his extensive experience in the field of municipal finance, as well as his executive leadership experience and entrepreneurial background.  Mr. Grant is the Chairman of the Company’s Governance Committee.

Michael L. Falcone, 58, has been a member of our Board since 1999.  He has been the Chief Executive Officer (“CEO”) of the Company since January 1, 2005 and, in addition to being our CEO, serves as the Chief Operating Officer of Hunt Capital Holdings, LLC, an affiliate of our External Manager.  Prior to his appointment as our CEO, he served as Chief Operating Officer since 1997.  Prior to joining MMA, he was a Senior Vice President of Shelter Development Corporation, where he was employed from 1983 to 1996.

Mr. Falcone’s qualifications to serve as a director include his extensive executive experience with MMA and his broad familiarity with the real estate and renewable energy development and finance industries.  As the Chief Executive Officer of MMA, Mr. Falcone provides the executive and operational leadership for MMA.

Suzanne G. Kucera, 58, was elected to the Board on January 28, 2020.  Ms. Kucera is Chief Financial Officer of Bright Power, Inc. an energy efficiency company with national operations. Prior to Bright Power, she was Co-Founder and Chief Executive Officer of Mackworth Capital, LLC, a money management firm with a unique model for direct private investment and financial advisor to growth companies and start-ups. Prior to founding Mackworth in 2015, Ms. Kucera was Chief Financial Officer of Now Computing and BBH Group and Chief Executive Officer of Art + Commerce. She has a Master of Business Administration from Harvard University and a Bachelor of Science in Accounting and Finance from the University of Illinois at Urbana-Champaign. Ms. Kucera most recently completed a Diploma in Clean Energy from New York University leading to an interim Chief Financial Officer/Chief Operating Officer position where financing options were secured for a Solar Developer.

Ms. Kucera’s qualifications to serve as a director include her C-suite experience creating value in companies through proven leadership, strategic planning, management and operating skills. She is an agile leader of growth companies and start-ups who has successfully navigated diverse industries including technology, media, marketing, clean energy, consumer products, asset management and real estate. She is an experienced investment banker with nine years at Goldman Sachs, followed by five years at Allen & Company.

Directors with Terms Expiring at the 2022 Annual Meeting

Class I

Francis X. Gallagher, Jr., 60, has served on the Board since February 6, 2012 and has served as Chairman on March 17, 2014.   Mr. Gallagher is a Managing Partner at Charlesmead Advisors LLC, where he leads investment banking efforts to focused subsectors within the telecommunications industry, including wireline and wireless services and internet infrastructure. From 2005 to 2011, Mr. Gallagher was a Managing Director at Stifel Nicolaus Weisel, Incorporated, a leading investment bank, where he led the Telecommunications Industry Banking Group.  From 1997 to 2005, Mr. Gallagher served in a variety of executive positions with Legg Mason Wood Walker Incorporated, where he was responsible for investment banking coverage of a variety of large and small-capitalization telecommunications companies.

Mr. Gallagher’s qualifications to serve on the Board include his corporate securities knowledge, senior management and investment banking experience.

Frederick W. Puddester, 65, has served on the Board since August 10, 2011.  Since July 1, 2011, Mr. Puddester has been the Vice President for Finance and Administration for Williams College where he is responsible for financial reporting, planning and forecasting as well as debt financing and tax compliance.  From 2007 to 2011, Mr. Puddester served as senior associate dean for finance and administration at the Johns Hopkins University Zanvyl Krieger School of Arts and Sciences. From 2000 to 2007, Mr. Puddester served as the executive director of budget and financial planning for Johns Hopkins University. From 2000 until 2011, Mr. Puddester served on the board of MuniMae TE Bond Subsidiary, LLC, an entity whose common shares were wholly owned by the Company prior to selling those shares to a third party in 2013.

Mr. Puddester’s qualifications to serve as a director include his extensive financial management expertise and his familiarity with the Company through his service on the board of MuniMae TE Bond Subsidiary, LLC.  Mr. Puddester is the Chairman of the Company’s Audit and Compensation Committees.

PROPOSAL 2 -- RATIFICATION OF THE EXTENSION OF OUR TAX BENEFITS RIGHTS AGREEMENT

We are providing our shareholders with the opportunity to ratify the extension, through May 5, 2023, of our Tax Benefits Rights Agreement, as amended (the “Tax Benefits Rights Agreement” or the “Plan”), with Broadridge Corporate Issuer Solutions, Inc., as rights agent. The Plan, which is attached to this proxy statement as Appendix A, is designed to protect our U.S. federal net operating loss carryforwards and certain other tax benefits (collectively, the “Tax Benefits”) from limitations pursuant to Section 382 under the Internal Revenue Code (the “Code”).

Background

We believe that our Tax Benefits are valuable assets. Although the actual realization of the Tax Benefits is difficult to predict and depends on future events, we estimate that, as of December 31, 2019, the company had approximately $375 million of U.S. federal net operating losses carryforwards (expiring in varying amounts from 2028 through 2035), of which approximately $57.7 million were recognized on our balance sheet because they were considered more likely than not of being utilized before their expiration. Under the Code and applicable Treasury Regulations, we generally may “carry forward” these losses to offset future earnings and thereby reduce our federal income tax liability, subject to certain requirements and restrictions.  As of December 31, 2019, the value of the deferred tax asset on our balance sheet was approximately 20% of our reported book value.

Our ability to use our Tax Benefits would be substantially delayed, and a significant portion of such Tax Benefits may expire unused, if we experience an “ownership change” as determined under Section 382 of the Code and applicable Treasury Regulations (“Section 382”). If an ownership change occurs, our ability to use our net Tax Benefits would be subject to an annual limitation. This could significantly impair the amount of our net deferred tax asset. Under Section 382, an “ownership change” generally occurs if one or more shareholders (including, in certain cases, a group of shareholders) owning at least 5% of our common stock increase their aggregate ownership by more than 50% over their lowest ownership percentage within a rolling three-year period. For this purpose, shareholders owning less than 5% of the outstanding common stock of the corporation are aggregated and treated as single separate shareholders and, under certain circumstances, may be divided into further groupings with each treated as a separate shareholder. The rules for determining whether an ownership change has occurred are complex. Nevertheless, based on our continued monitoring of public filings over time and other information within our knowledge, we do not believe that an ownership change has occurred to date that would impair the availability of our Tax Benefits.

Our Board has carefully considered how to preserve the value of our Tax Benefits as an important element of driving long-term shareholder value. After consulting with our tax, financial and legal advisors, the Board adopted the Tax Benefits Rights Agreement in furtherance of this objective. Pursuant to the Plan, on May 5, 2015, we declared a dividend of one common share purchase right (a “Right”) for each outstanding share of common stock. The Rights were distributed to shareholders of record as of May 5, 2015 and will continue to be distributed to holders of our common stock issued after that date unless and until the occurrence of a Distribution Date (as defined below) occurs. The Rights have terms that are designed to deter acquisitions of our common stock that could result in an ownership change, as described below.

Although shareholder ratification of the extension of the Tax Benefits Rights Agreement is not required by applicable law or by our organizational documents, our Board determined, as a matter of good corporate governance, that the extension of the Tax Benefits Rights Agreement beyond May 5, 2020 should be submitted to shareholders at the next Annual Meeting for ratification.

On March 11, 2020, after further consideration with our advisors, our Board determined to extend the Tax Benefits Rights Agreement through May 5, 2023. Our Board believes that the Plan will continue to serve as a tool to help prevent an ownership change that could substantially reduce the significant long-term potential value of the Tax Benefits and, thus, preserve shareholder value. Accordingly, our Board recommends that shareholders ratify the Board’s decision to extend the Plan.

It is important to note the Tax Benefits Rights Agreement may deter, but ultimately cannot block, acquisitions of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Our Board urges shareholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Rights Agreement” and the full terms of the Plan, which is attached as Appendix A hereto.

This ratification of the extension of the Tax Benefits Rights Agreement is not required.  A negative vote will not automatically terminate the Plan, and the Board will not be required to take any action if a majority of votes are cast against the Plan.  However, the Board will seek to determine the cause or causes of any significant negative voting result and will determine whether further action needs to be taken with respect to the Plan.

Summary of the Tax Benefits Rights Agreement

The following is a summary of the terms of the Plan. It is qualified in its entirety by the full text of the Plan, which is attached as Appendix A hereto and incorporated by reference herein. A copy of the Plan is also available free of charge from us.

Purpose. The Tax Benefits Rights Agreement is intended to preserve the company's ability to fully utilize the Tax Benefits, in the interests of the company and its shareholders, by deterring an "ownership change." Specifically, the Plan seeks to deter any person, subject to certain exceptions, from (together with all affiliates and associates of such person) acquiring beneficial ownership of 4.9% or more of our outstanding shares of common stock (an “Acquiring Person”), other than with the approval of our Board. See "Exceptions to the Definition of Acquiring Person" below for a discussion of persons who are automatically excluded from the definition of Acquiring Person and a recent request for an exemption from the definition of Acquiring Person.

Exercise. The Rights are not currently exercisable. After the “Distribution Date,” each Right is exercisable to purchase one share of the Company’s common stock for $0.01 (the “Purchase Price”), subject to adjustment in accordance with the terms of the Plan.

Distribution Date. Prior to the Distribution Date, the Rights are attached to our common stock, are not represented by separate certificates and any transfer of our common stock shall also constitute a transfer of the Rights associated with such common stock. On or after the Distribution Date, subject to certain exceptions specified in the Plan, the Rights will separate from the common stock. The Distribution Date will occur on the 10th business day after (i) the date of a public announcement by the Company or the acquiring person that such person or group of affiliated or associated persons has become an “Acquiring Person” or (ii) such earlier date on which a majority of our Board becomes aware of the existence of an Acquiring Person (such date being the “Stock Acquisition Date”).

Exceptions to the Definition of Acquiring Person. An Acquiring Person would not include, among others: (i) the Company or any of its subsidiaries; (ii) employee benefit plans of the Company or its subsidiaries and persons organized, appointed or established for or under the terms of such plans; (iii) 4.9% shareholders existing at the time the Plan was first adopted (unless they increase their percentage stock ownership with certain exceptions); (iv) persons or groups who, in the Board's view, have inadvertently become 4.9% shareholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of common stock such that it would no longer be a 4.9% shareholder (upon terms or conditions satisfactory to the Board); and (v) new 4.9% shareholders whose acquisitions, as determined by our Board in its sole discretion, would not be inconsistent with the purpose of the Plan.

From time to time, we have received requests from certain shareholders to permit them to increase their beneficial ownership of our outstanding common stock above 4.9% without becoming an “Acquiring Person.” When we receive such requests, our Board considers the Section 382 "ownership change" impact of the requested increases in ownership on a case-by-case basis, taking into account other potential changes in our stock ownership, including the impact of our announced stock buyback program and the potential impact of certain transactions that are outside our control. Based on these considerations, our Board determines whether the increased risk of an “ownership change” that would be created by granting a request would be inconsistent with the purpose of the Plan, which is the preservation of our Tax Benefits for the long-term benefit of all shareholders.  In 2016, the Board became aware of two shareholders that inadvertently exceeded 4.9% ownership due to our buyback plan activity.  The Board voted to extend exemptions to these shareholders due to the inadvertent nature of the events and, as part of those exemptions, restricted the shareholders from additional purchases without additional consultation with the Board. In 2018, the

Board granted three requests for exemption under the Plan, two for our CEO and COO to exercise their stock option grants and another to the benefit of affiliates of the External Manager under the terms of the Disposition that, as of this filing, has not yet resulted in share ownership in excess of 4.9%.  In 2019 and 2020, the Board granted our CEO additional exemptions to allow for his acquisition of additional shares during the year.

“Flip-In.”  In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive upon exercise, one share of common stock per Right for an exercise price of $0.01 per share. Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such, all Rights that are, or (under certain circumstances specified in the Tax Benefits Rights Agreement) were, beneficially owned by any Acquiring Person or its affiliates and associates and certain transferees thereof will be null and void.

Exchange. At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of common stock, our Board may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Tax Benefits Rights Agreement), in whole or in part, at an exchange ratio equal to one share of common stock per Right (subject to adjustment).

Redemption. At any time until the close of business on the 10th day following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of our Board ordering redemption of the Rights (or at the effective time of such redemption designated by the Board), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Expiration. The Rights expire on the earliest of (i) the time at which the Rights are redeemed pursuant to the Plan, (ii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Tax Benefits Rights Agreement, (iii) the close of business on the date set by our Board if it determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which our Board determines that no Tax Benefits may be carried forward, (v) or the close of business on May 5, 2023.

Amendments. Any of the provisions of the Plan may be amended by our Board without the approval of the holders of Rights (i) prior to the Distribution Date, in any respect, and (ii) on or after the Distribution Date, to make changes that the Company deems necessary or desirable that do not materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person or affiliates, associates or transferees of the Acquiring Person) or to cure any ambiguity or correct or supplement provisions that may be inconsistent or defective, including any change to satisfy any applicable law, rule or regulation.

Shareholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights with respect thereto as a Company shareholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholder or the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of common stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the common stock.

Certain Considerations Related to the Tax Benefits Rights Agreement

After careful consideration, our Board of directors believes that the continued effectiveness of the Tax Benefits Rights Agreement remains in the best interest of the company and its shareholders to protect our Tax Benefits from limitations pursuant to Section 382. However, we cannot eliminate the possibility that an ownership change will occur even if the Plan is ratified. Please consider the items discussed below in voting on this Proposal.

Continued Risk of Ownership Change. The Plan may not be effective in deterring all acquisitions that could result in an ownership change. For example, persons could decide to purchase our shares and become a “5-percent shareholder” notwithstanding the Plan, either because the purchaser is unaware of the Plan or makes a conscious decision to discount the potential consequences under the Plan of obtaining such status. In addition, the Plan does not preclude dispositions by current 5-percent shareholders, which would also have the effect of increasing our cumulative change in ownership.

Potential Effects on Liquidity. The Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. The Plan may reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire, potentially impacting a shareholder’s ability to dispose of our common stock.

Potential Impact on Market Value. Because the Plan may restrict a shareholder’s ability to acquire common stock, the market value of the common stock may be affected. The Plan could discourage or prevent accumulations of substantial blocks of shares in which shareholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the Tax Benefits. Our Board did not adopt the Plan to discourage shareholders from accumulating common stock; the purpose of the Plan is to reduce the risk that we may be unable to fully utilize our Tax Benefits. We have retained the ability under the Plan for our Board to redeem the Rights or cause the Plan to expire if our Board determines that the Rights are no longer in the best interests of the Company or of its shareholders.

Potential Anti-Takeover Effect. The Plan is designed to preserve the long-term value of our Tax Benefits and is not intended to prevent a takeover of the Company. However, it could be deemed to have an “anti-takeover” effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Rights Agreement may be to render more difficult, or discourage, a merger, tender offer, or assumption of control by a substantial holder of our securities. The Plan, however, should not interfere with any merger or other business combination approved by our Board.

Potential IRS Challenge to the Tax Benefits. The IRS has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could result in a reduction in the Tax Benefits and a corresponding increase in our liability for future income taxes. The complexity of the Section 382 provisions and the limitations on the timely knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities contribute to significant uncertainty in determining whether an ownership change has occurred. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an ownership change and attempt to reduce or eliminate our utilization of Tax Benefits, even if the Plan is in place.

While ratification of the extension of our Tax Benefits Rights Agreement is not required by law or our organizational documents, the Board will review the voting results.  We may consult directly with shareholders to understand any negative voting results and concerns not previously presented.

The Board asks you to indicate your support for the extension of our Tax Benefits Rights Agreement as described in this proxy statement and set forth below:

RESOLVED, that the Company’s shareholders ratify the extension of the Tax Benefits Rights Agreement, as described in the “Proposal 2” section of this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE EXTENSION OF OUR TAX BENEFITS RIGHTS AGREEMENT.

PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board has appointed KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  Representatives from KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate inquiries.

Before making its recommendation to the Board for the appointment of KPMG, the Audit Committee carefully considered that firm’s qualifications as the Company’s independent registered public accounting firm, which included a review of KPMG’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee expressed its satisfaction with KPMG in these respects.

The Company is asking its shareholders to ratify the selection of KPMG as the Company’s independent registered public accounting firm.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG to shareholders for ratification because the Company values its shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate governance practice.  If ratification is not obtained, the Audit Committee intends to continue the engagement of KPMG at least through the end of the 2020 fiscal year but will consider whether it is appropriate to select a different independent registered public accounting firm for 2021.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year or in subsequent years if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS SET FORTH ABOVE.

Independent Registered Public Accounting Firm

KPMG is the independent registered public accounting firm that has audited our financial statements since 2007.

Audit and Audit-Related Fees

The Audit Committee is responsible for retaining and terminating the Company’s independent registered public accounting firm and for pre-approving the performance of any services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for monitoring the independence and performance of the Company’s independent registered public accounting firm and internal audit function and for presenting its conclusions with respect to the independent registered public accounting firm to the full Board.

Pre-approval Policies and Procedures

The Audit Committee has written policies and procedures regarding pre-approval of services to the Company by its principal independent registered public accountants.  Its policy is to pre-approve all auditing services and non-audit services (subject to de minimis exceptions).  All of the audit, audit-related, tax and other services for which we were billed by our principal independent public accounting firm for 2019 and 2018 were approved by the Audit Committee.

Audit and Audit-Related Fees

The audit fees and other fees billed by our independent registered public accounting firm, KPMG, for work performed during 2019 and 2018 are as follows:

(in thousands)	2019	2018(1)
Audit fees	$997	$1,265
Audit related fees	−	−
Total audit and audit related fees	997	1,265
Tax fees	−	−
All other fees	−	−
Total KPMG fees	$997	$1,265

(1) 2018 fees include $115 thousand of 2018 fees not previously reflected in the prior year proxy fee table.

Audit Committee Report

The Audit Committee has reviewed and discussed with our External Manager the audited financial statements of MMA Capital Holdings, Inc. as of and for the fiscal year ended December 31, 2019.  The Audit Committee has discussed with KPMG the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”).  The Audit Committee has received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG the independence of KPMG as well as other matter pertinent to the audit.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.  This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Frederick W. Puddester, Chairman

Cecil E. Flamer

J.P. Grant, III

Francis X. Gallagher, Jr.

Suzanne G. Kucera

As required by the charter of the Audit Committee, the members of the Audit Committee hereby report that the Audit Committee has a formal documented charter setting forth the Audit Committee’s duties and that the Audit Committee has satisfied its obligations under such charter during the year ended December 31, 2019.

III. OTHER MATTERS

OFFICERS AND MANAGEMENT COMPENSATION

Named Executive Officers (“NEOs”)

The following individuals were the only persons serving as executive officers of the Company in 2019:

Michael L. Falcone, 58, has been the CEO of the Company since January 1, 2005 and, in addition to being our CEO, serves as the Chief Operating Officer of Hunt Capital Holdings, LLC, an affiliate of our External Manager.  Prior to his appointment as our CEO, he served as Chief Operating Officer since 1997.  Mr. Falcone has also served as a director of the Company since 1999.  Prior to joining the Company, he was a Senior Vice President of Shelter Development Corporation, where he was employed from 1983 to 1996. Mr. Falcone is a graduate of Dartmouth College and the Harvard Business School.

David C. Bjarnason, CPA, 50, was appointed Chief Financial Officer and Executive Vice President of the Company (“CFO”) on August 17, 2015 and, in addition to being our CFO, is the CFO of the Renewables Division of our External Manager. Mr. Bjarnason joined the Company from Fannie Mae, where he was a finance officer who served in senior management roles in accounting policy, external reporting and financial planning and analysis functions.  Prior to joining Fannie Mae, Mr. Bjarnason served in senior finance, consulting and financial statement audit roles with JPMorgan Chase & Co., CapitalSource, Inc., Freddie Mac, Deloitte LLP and KPMG LLP. Mr. Bjarnason earned his B.B.A. in accounting from the College of William & Mary.

Gary A. Mentesana, 55, is President and Chief Operating Officer of the Company (“COO”) and, in addition to being our COO, is an Executive Vice President of the Renewables Division of our External Manager.  He had been an Executive Vice President of the Company since 2003 and had been in various leadership positions since joining the Company in 1996.  Mr. Mentesana joined the Company in 1996 from the Company’s predecessor, the SCA Tax-Exempt Fund Limited Partnership, which he had been with since 1988.  Before SCA Tax-Exempt Fund Limited Partnership, Mr. Mentesana was an active Certified Public Accountant and worked for Coopers and Lybrand. Mr. Mentesana graduated from the University of Rhode Island.

External Management

On January 8, 2018, in connection with a series of other transactions explained more fully above under “Related Party and Affiliated Transactions – Relationship to Hunt Companies, Inc.,” we entered into a Management Agreement with an affiliate of Hunt Companies, Inc., Hunt Investment Management, LLC, which we will refer to as the “External Manager,” under which we hired the External Manager to manage our continuing operations.  In connection therewith, the External Manager assumed the remaining term of the employment agreements we had with our NEOs. As a result, Messrs. Falcone, Bjarnason and Mentesana became employees of the External Manager but continue to serve as the CEO, CFO and COO of the Company, respectively.  Under the terms of the Management Agreement, the External Manager provides all personnel necessary to operate our business.   Since January 8, 2018 we have not had any employees.  We will continue to compensate our non-employee directors.

We are obligated to pay or reimburse the External Manager for most of the costs of our operations, including certain general and administrative costs and professional fees incurred by the External Manager for work on behalf of the Company, as well as (i) an allocable share of the costs of non-investment personnel of the External Manager who spend all or a portion of their time managing our operations and reporting as a public company (based on their time spent on such matters) and (ii) the costs associated with our CEO and CFO. The personnel reimbursement was, however, subject to a cap of $2.5 million through 2019, and is subject to a cap of $3.5 million for subsequent years, until our GAAP common shareholders’ equity exceeds $500 million. If our GAAP common shareholders’ equity exceeds $500 million, we will continue to reimburse the External Manager for costs associated with non-investment personnel and the CFO and such reimbursement will no longer be subject to a cap, but the cost of providing us with a

CEO will become an expense of the External Manager. The External Manager is also entitled to receive and retain the administrative expense reimbursements to which our Energy Capital business was previously entitled under the terms of the management agreements of its renewable energy lending ventures.

Under the Management Agreement, the External Manager is paid a quarterly management fee in an amount equal to 0.50% of our first $500 million of GAAP common shareholders’ equity allocable to common shareholders, subject to certain adjustments, and 0.25% of our GAAP common shareholders’ equity in excess of $500 million, as adjusted. Specifically, the GAAP common shareholders’ equity upon which the quarterly management fee is paid will be adjusted to remove the impact of certain non-cash items, including any future accretion associated with our deferred tax assets. The External Manager will also be eligible to receive an annual incentive management fee equal to 20% of the amount by which the year-over-year change in diluted GAAP common shareholders’ equity per share allocable to common shareholders for any given calendar year exceeds 7% of the diluted GAAP common shareholders’ equity per share for the prior calendar year, as adjusted for the deferred tax asset and any dividend distributions. Any gain recognized in connection with the Hunt transactions and with the acquisition of Morrison Grove Management, LLC was deemed to have occurred in calendar year 2017 for purposes of calculating the incentive management fee for 2018.

Summary Compensation Table

The External Manager and its affiliates compensate their employees, including our NEOs, in accordance with their respective compensation philosophies.  The compensation of senior employees at Hunt and its affiliates, including our NEOs, may include the following elements: (i) base salary; (ii) variable bonus compensation (included as “Non-Equity Incentive Plan Compensation” in the table below); (iii) long-term incentive plan awards (included as “Non-Equity Incentive Compensation” in the table below); and (iv) fringe benefits and perquisites, including 401(k) match (included as “All Other Comp” in the table below).  Variable bonus compensation and long-term incentive plan awards are completely discretionary and are based on the overall performance of the NEOs in their roles at the External Manager and its affiliates, including as NEOs of the Company, which may be determined, in part, by the performance of the Company and the overall performance of Hunt, including the External Manager.

The table that follows provides information regarding expenses incurred by the Company with respect to compensation earned by our NEOs during the fiscal years ended December 31, 2018 and 2019.  For each year, we disclose the amount of NEO compensation, on an aggregated basis, for which we reimbursed the External Manager.  NEO compensation expenses that are reported in such table represent that portion of total NEO compensation expenses that were incurred by the External Manager during the fiscal years ended December 31, 2018 and 2019, and, subject to the aforementioned reimbursement cap, were allocable to the Company for reimbursement based upon the amount of time that NEOs spent during 2018 or 2019 in support of the management of the Company’s affairs.

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Comp	All Other Comp	Total

NEO Compensation (1)	2019	$509,296	$548,503	$7,300	$1,065,099
	2018	$562,740	$364,236	$14,881	$941,857

(1)

The 2018 and 2019 reimbursement cap of $2.5 million related to compensation expenses was reached in the second and third quarter of 2018 and 2019, respectively.  As a result, amounts reported herein reflect only a portion of all NEO-related compensation expenses that were incurred by the External Manager in connection with the management of the Company in 2018 and 2019.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards were granted in 2019 and no awards were outstanding as of December 31, 2019.

DIRECTORS’ COMPENSATION

The following table sets forth the compensation earned by the non-employee members of the Board of Directors for services rendered during the year ended December 31, 2019:

Name(1)	Year	Fees Earned or Paid in Cash (2)	Stock Awards (2)	All Other Compensation		Total
Steven S. Bloom	2019	$33,750	$33,750	$	−	$67,500
Francis X. Gallagher, Jr.	2019	70,000	70,000		−	140,000
J.P. Grant, III	2019	65,000	65,000		−	130,000
Frederick W. Puddester	2019	68,750	68,750		−	137,500
Lisa Kay	2019	60,000	60,000		−	120,000

(1)

Mr. Bloom was Chairman of the Audit Committee until his retirement on July 29, 2019, Mr. Gallagher is the Chairman of the Board, Mr. Grant is Chairman of the Governance Committee and Mr. Puddester is Chairman of the Audit and Compensation Committees.  The table does not reflect the inclusion of our new directors, Mr. Flamer and Ms. Kucera as they initially joined the Board in January 2020.

(2)

Pursuant to the 2012 Non-Employee Directors’ Compensation Plan, fees earned in 2019 were to be paid one-half in cash and one-half in equity, which can be in the form of deferred shares, restricted shares, or non-qualified stock options. For 2019, all directors, with the exception of Mr. Gallagher, received deferred shares.  Mr. Gallagher received restricted shares.

There were no stock options held by non-employee directors as of December 31, 2019.

Narrative to the Director Compensation Table

Directors who are employees of either MMA or the External Manager, or affiliates of the External Manager, do not receive additional fees for their service as a director; therefore, Mr. Falcone and Mr. Hunt do not receive any fees for their service as directors.

Under the 2012 Non-Employee Directors’ Compensation Plan (the “2012 Plan”), directors receive annual compensation of $120,000. The 2012 Plan requires that one-half of the annual compensation paid in cash and one-half be paid as an equity award of shares.  In addition, the 2012 Plan provides for an additional fee payable to directors that chair a committee of the Board as follows: a $10,000 fee to be paid for chairmanship of either the Compensation or Governance Committees; a $15,000 fee payable for chairmanship of the Audit Committee; and a $20,000 fee payable for chairmanship of the Board.  In each case, the additional fee is payable one-half in cash and one-half in equity awards.

A director may elect to defer his or her annual equity award compensation.  The election to defer compensation must be made prior to the start of the calendar year in which the compensation is to be earned.  If the director elects to defer the receipt of shares, the director will receive dividends on the shares (to the extent declared by the Board for all common shares) during the deferral period. Director participants may elect that the deferred amounts, plus earnings, be distributed either upon retirement from the Board or on an interim distribution date.  If a distribution date is not specified in the election, shares will be settled no more than 90 days after the participant’s separation from service on the Board.  Distributions are either in a lump sum, or based on the director’s election made at the time of the deferral, in two-to-10 year installments.  Once a distribution election is made, the election is irrevocable.  Notwithstanding the foregoing, a participant may receive any amounts deferred by the participant in the event of an “Unforeseeable Emergency” as defined by the 2012 Plan.

Equity Compensation Plan Information

The following table contains information regarding common shares authorized for issuance under our equity compensation plans as of December 31, 2019. As of December 31, 2019, there were no securities to be issued upon the exercise of outstanding options, warrants and rights under any of our plans.

Plan category	Number of securities remaining available for future issuance under equity compensation plans
Plans approved by Security holders (1)	73,556
Plans NOT approved by Security holders(2)	881,670

(1)	The Plans approved by security holders: 1996 DSP, 1998 DSP, 2001 DSP, 2004 DSP, 1996 ESP, 1998 ESP, 2001 ESP, and 2004 ESP.
(2)	The Plans NOT approved by security holders: 2009 DSP, 2010 DSP, 2010 ESP and 2012 DSP.

Description of Plans Not Approved by Shareholders

The 2009 and 2010 MMA Capital Management, LLC Non-Employee Directors’ Compensation Plans (the “2009 Plan” and the “2010 Plan,” respectively) and the 2012 Plan (collectively with the 2009 Plan and 2010 Plan, the “DSP Plans”) serve the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater interest in the Company, thereby aligning such directors’ interests more closely with the interests of shareholders of the Company.  Collectively the DSP Plans provide for certain equity awards as part of the general compensation of the directors.  With respect to the 2009 Plan and 2012 Plan, types of awards include shares in lieu of cash, restricted shares and non-qualified stock options.  For the 2010 Plan, only shares in lieu of other awards, share awards, or restricted shares were permitted.  All vesting terms of the DSP Plans are set at the discretion of the Compensation Committee subject to certain operating provisions of the DSP Plans, such as the change of control provisions of the respective DSP Plans.

The 2010 MMA Capital Management, LLC Share Incentive Plan (“2010 ESP”) serves the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company’s performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote a greater proprietary interest in the Company, thereby aligning such individuals’ interests more closely with the interests of shareholders of the Company.  The 2010 ESP provides for up to 600,000 shares to be awarded at the discretion of the Compensation Committee.  The types of awards available under the 2010 ESP include non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, and shares granted as a bonus or in lieu of other awards.  Beginning in March 2013 no participant may receive greater than 50,000 share awards during any calendar year.  All vesting terms are set at the discretion of the Compensation Committee subject to certain operating provisions of the 2010 ESP, such as the change of control provisions of the plan.  Under the rules of the share incentive plans, any plans not approved by shareholders can only issue stock options until approved by shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information about the number of our common shares that were beneficially owned on March 15, 2020, by each of our five percent holders, plus our directors, our named executive officers and our directors and executive officers as a group.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(2)		Percent of Class (2)
Five Percent Shareholder:

Rockshelter Capital Management, LLC	304,712	(3)	5.2%
601 Technology Drive, Suite 320
Canonsburg, Pennsylvania 15317

Directors and Executive Officers: (1)

Non-Executive Directors:
Frederick W. Puddester	49,451	(4)	*
Francis X. Gallagher, Jr.	37,904	(4)	*
Lisa Kay	21,325	(4)	*
J.P. Grant, III	18,697	(4)	*
James C. Hunt	265,715	(5)	4.6%
Cecil E. Flamer	-		*
Suzanne G. Kucera	-		*

Executive Officers:
Michael L. Falcone	333,535		5.7%
Gary A. Mentesana	261,094		4.5%
David C. Bjarnason	9,327		*
All Directors and Executive Officers:	999,413		17.2%

*     Represents less than 1.0% of the total number of common shares outstanding.

(1)	An address for each Director and Executive Officer listed is c/o MMA Capital Holdings, Inc., 3600 O’Donnell Street, Suite 600, Baltimore, MD 21224.
(2)

Amount of Beneficial Ownership and Percent of Class are based upon total amount of outstanding options and shares which could have been acquired as of March 15, 2020, or within 60 days thereafter, pursuant to the exercise of vested stock options and/or the vesting of deferred/restricted shares.

(3)	Based on a Schedule 13G filed by the Rockshelter Asset Management on February 13, 2017.
(4)

Amount includes deferred shares in lieu of fees for director services. As of March 15, 2020, the number of deferred shares held by each director (in parenthesis) was: Puddester (49,451), Gallagher (33,366), Grant (13,439) and Kay (6,812).

(5)

The shares shown include 250,000 shares owned directly by Hunt Capital Holdings, LLC (“HCH”), an indirect subsidiary of Hunt Companies, Inc. (“Hunt”). Hunt is owned and controlled by members of the Hunt family and trusts for the benefit of the Hunt family. Mr. Hunt may be deemed to share voting and investment power with respect to the shares of common stock owned directly by HCH by virtue of being a member of the board of directors of Hunt and its Chief Executive Officer, President and Chief Investment Officer. Mr. Hunt disclaims beneficial ownership of the securities described in this footnote, except to the extent of his pecuniary interest therein.

SHAREHOLDERS SHARING THE SAME ADDRESS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Once again this year, a number of brokers with account holders who beneficially own our common shares will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders may revoke their consent at any time by contacting Investor Relations Department, MMA Capital Holdings, Inc., 3600 O’Donnell Street, Suite 600, Baltimore, Maryland 21224.

Upon written or oral request, MMA Capital Holdings, Inc. will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call MMA Capital Holdings, Inc.’s Investor Relations Department at MMA Capital Holdings, Inc., 3600 O’Donnell Street, Suite 600 St, Baltimore, Maryland 21224, (855) 650-6932 prior to May 9, 2020.

Any shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, can contact their bank, broker or other holder of record to request information about householding.

FORM 10-K

MMA CAPITAL HOLDINGS, INC. WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: MMA CAPITAL HOLDINGS, INC., 3600 O’DONNELL STREET, SUITE 600, BALTIMORE, MARYLAND 21224, ATTN: INVESTOR RELATIONS. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT www.mmacapitalholdings.com.

OTHER BUSINESS

The Board is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote all shares represented by proxies in accordance with their best judgment if any other matters properly come before the meeting.

SHAREHOLDER PROPOSALS

In accordance with Exchange Act Rule 14a-8, shareholder proposals to be acted on at the Company’s annual meeting of shareholders to be held in 2021 (the “2021 annual meeting”) and included in the Company’s proxy statement and proxy for that meeting must be received by the Secretary of the Company no later than December 10, 2020 (which is 120 days prior to the first anniversary of the date of this proxy statement).  After that date, shareholder proposals to be acted on at the 2021 annual meeting may be submitted to the Secretary of the Company in accordance with the provisions of our bylaws described in the next paragraph, but we will not be required to include such a proposal in our proxy materials for the 2021 annual meeting.

In accordance with our bylaws shareholder proposals to be acted on at the 2021 annual meeting that are not received in time to be included in our proxy statement will be untimely if received by the Secretary of the Company earlier than the close of business on February 18, 2021 (which is 90 days before the first anniversary date of this year’s annual meeting) or later than the close of business on March 20, 2022 (which is 60 days before the first anniversary date of this year’s annual meeting).  If the date of the 2021 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of this year’s annual meeting, shareholders will be advised of such change and of the new date for submission of proposals.  All shareholder proposals must be delivered to the attention of the Company’s Secretary at our Baltimore offices located at 3600 O’Donnell Street, Suite 600, Baltimore, MD 21224.

Dated: April 9, 2020

APPENDIX A

This Appendix A includes our Tax Benefit Rights Agreement with Broadridge Corporate Solutions, Inc., dated as of May 5, 2015, as amended by Amendment No. 1, dated January 1, 2019 and Amendment No. 2, dated March 12, 2020.

MMA CAPITAL MANAGEMENT, LLC

and

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

as Rights Agent,

Tax Benefit Rights Agreement

Dated as of May 5, 2015

i

TAX BENEFIT RIGHTS AGREEMENT

THIS TAX BENEFIT RIGHTS AGREEMENT (this “Agreement”) dated as of May 5, 2015, by and between MMA Capital Management, LLC, a Delaware limited liability company (the “Company”), and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and

WHEREAS, on May 5, 2015 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on May 15, 2015 (the “Record Date”), each Right initially representing the right to purchase one share of Common Stock of the Company, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock (which shall include any other interest that would be treated as “stock” of the Company for purposes of Section 382) then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any Grandfathered Person, or (vi) any Exempted Person; with respect to clauses (v) and (vi), unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional Common Stock.  Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided , however , that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv), (v) or (vi) of the preceding sentence shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of purchases of Common Stock by the Company and shall, other than by reason of such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person”.  In addition, the Board of Directors may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an “Exempted Person” for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person.  Notwithstanding the foregoing, if the Board of Directors determines in good

1

faith that a Person who would otherwise be an “Acquiring Person”(as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”(as defined pursuant to the foregoing provisions of this paragraph), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and shall also include, with respect to any Person, any other Person whose Common Stock (or other interest that would be treated as “stock” of the Company for purposes of Section 382) would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder.

“Agreement” has the meaning set forth in the preamble.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities that such Person directly owns, that such Person is deemed to constructively own under Section 382 and the Treasury Regulations thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single “entity” under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder; provided , however , that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to beneficially own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

“Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m., Baltimore, Maryland time, on such date, provided , however , that if such date is not a Business Day it shall mean 5:00 p.m., Baltimore, Maryland time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, no par value per share, of the Company or any capital stock or other equity interest into which such common stock may be reclassified or exchanged.

“Company” has the meaning set forth in the preamble to this Agreement.

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“Equivalent Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

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“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempted Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Common Stock would not, as determined by the Board of Directors in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a); provided, however, that such a Person will cease to be an “Exempted Person” and will become an “Acquiring Person” if the Board of Directors subsequently makes a contrary determination.

“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall have the meaning set forth in Section 7(a).

“Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Beneficial Ownership of Common Stock of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Common Stock outstanding, (ii) any unilateral grant of any Common Stock by the Company, (iii) any issuance of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Common Stock are treated equally or (v) any Exempted Transaction.

“OTCBB” shall have the meaning set forth in Section 11(d).

“Person” shall mean any individual, firm, limited liability company, corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity.

“Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors.

“Purchase Price” shall have the meaning set forth in Section 4(a).

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Rights” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Securities Act” shall mean the Securities Act of 1933, as amended.

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“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

“Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

“Trading Day” shall have the meaning set forth in Section 11(d).

“Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3.  Issue of Rights Certificates.

(a)        Until the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) (such date being the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or book entries) and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).  Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.  The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information.  As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class mail, to each record holder of the Common Stock as of the Close of

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Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit A (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein.  In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)        The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit B (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date.

(c)        Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date.  Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Tax Benefit Rights Agreement between MMA Capital Management, LLC (the “Company”) and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”) dated as of _________________, 2015, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who or which is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law.  Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates and book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates and book-entries.  In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding.  The omission or failure to send notice of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.  Form of Rights Certificates.

(a)        The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are

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not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase one share of Common Stock for each share of Common Stock represented by such stock certificate at the price set forth therein (such exercise price per one share of Common Stock, the “Purchase Price”), but the amount of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11.

(b)        Any Rights Certificate issued pursuant to Section 3(a) or Section 22 that represents Rights beneficially owned by any Person known to be:  (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5.  Countersignature and Registration.

(a)        Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

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(b)        Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6.  Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)        Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, if applicable, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)        Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)        Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or, if applicable, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on May 5, 2020 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on any date set by the Board of

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Directors following a determination by the Board that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, and (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (the earliest of (i), (ii), (iii), (iv), and (v) being herein referred to as the “Expiration Date”).

(b)        The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $.01, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

(c)        Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one share of Common Stock (or other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be adjusted pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company.  In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement.

(d)        In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e)        Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Stock Acquisition Date, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights

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shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f)        Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8.  Cancellation and Destruction of Rights Certificates.  All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.  Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent.  The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation.  Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

Section 9.  Reservation and Availability of Capital Stock.

(a)        The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares held in its treasury, the number of shares of Common Stock (and, if applicable,  other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b)        So long as the shares of Common Stock (and, if applicable, other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c)        The Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Distribution Date on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the

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Rights.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)        The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all shares of Common Stock (and, if applicable, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)        The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock (or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of shares of Common Stock (or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.  Record Date.  Each Person in whose name any certificate for shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided,  however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)        (i)        In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common

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Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding Common Stock into a smaller number of shares, except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii)       [Intentionally Omitted]

(iii)      In the event that the number of shares of Common Stock which are authorized by the Company’s amended and restated certificate of formation and operating agreement but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with this Agreement, the Board of Directors shall authorize for issuance sufficient additional shares of Common Stock to provide for the exercise in full of the Rights.  The Company shall have the right to extend the Distribution Date by up to thirty (30) days to allow the Board of Directors to suspend the exercisability of the Rights for a period of up to thirty (30) days in order to provide for the authorization of additional shares.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent).

(b)        In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock (“Equivalent Stock”)) or securities convertible into Common Stock or Equivalent Stock at a price per share of Common Stock or per share of Equivalent Stock (or having a conversion price per share, if a security convertible into Common Stock or Equivalent Stock) less than the Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or Equivalent Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or Equivalent Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c)        In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)        For the purpose of any computation hereunder, the “Current Market Price” per share of common stock (or similar equity interest) of an issuer (including the Company) on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date; provided,  however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer (including the Company) is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date.  The closing price per share of common stock (or other security) of an issuer for each day shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such shares of common stock (or other security) are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB ”) or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors.  If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.  If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith

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by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)        Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided , however , that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundredth of a share of Common Stock or of any other share or security, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)        [Intentionally Omitted]

(g)        All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, one share of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)        Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)         The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

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(j)         Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of Common Stock and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

(k)        Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of a share of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Purchase Price.

(l)         In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided,  however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)       Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv)  stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

(n)        The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights and by this Agreement.

(o)        The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights and by this Agreement.

(p)        In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding

14

shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be likewise adjusted so that the number of Rights thereafter associated with each share of Common Stock shall be the same as the number of Rights per share of Common Stock outstanding immediately prior to the occurrence of such event.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13.  [Reserved].

Section 14.  Fractional Rights and Fractional Shares.

(a)        The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights.  Following a Distribution Date, in lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any day shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors.  If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b)        The Company shall not at any time be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one share of Common Stock.

(c)        The holder of a Right by the acceptance of the Rights expressly waives any right to receive any fractional Rights or any fractional shares upon exercise of a Right.

(d)        Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the

15

prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Section 15.  Rights of Action.   All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.  Agreement of Rights Holders.   Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)        prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)        after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)        subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)        notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,  however, the Company shall use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Rights Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of

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meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.

(a)        The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b)        The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

(a)        Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided , however , that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)        In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.  Duties of Rights Agent.  The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

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(a)        Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)        Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any of the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)        The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)        The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)        The Rights Agent shall not have any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)        The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)        The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h)        The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

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(i)         The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided,  however, that reasonable care was exercised in the selection and continued employment thereof.

(j)         No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)        If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.  Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Maryland or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Maryland or the State of New York), in good standing, having an office or agency in the State of Maryland or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates, which notice may be combined with a notice of removal.  Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Rights Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or

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class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption and Termination.

(a)        The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price” of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.  The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b)        Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.  Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.  Exchange.

(a)        The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.  Before effecting an exchange pursuant to this Section 24, the Board of Directors

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may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”).  If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)        Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided,  however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of Rights Certificates at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.  Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).  The failure to give or receive the notice of exchange shall not affect the validity or enforceability of the exchange.

(c)        In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Equivalent Stock for shares of Common Stock exchangeable for Rights, at the initial rate of one share of Equivalent Stock for each share of Common Stock.

(d)        In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e)        The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Price of a whole share of Common Stock.

Section 25.  Notice of Certain Events.  In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any

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additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

Section 26.  Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

MMA Capital Management, LLC
621 E. Pratt Street, Suite 600
Baltimore MD 21202
Attention:  Chief Executive Officer
Facsimile:  (410) 727-5387

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

Broadridge Corporate Issuer Solutions, Inc.

1717 Arch Street, Suite 1300
Philadelphia, Pennsylvania 19103
Attention:  Reorganization Department
Facsimile:  (215) 553-5402

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate or to the holder of shares of Common Stock shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  Supplements and Amendments.   The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Distribution Date, in any respect, and (b) on or after the Distribution Date, to make any changes that the Company may deem necessary or desirable (i) that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Affiliate or Associate thereof or transferee of any Acquiring Person or any Affiliate or Associate thereof) or (ii)(A) in order to cure any ambiguity or (B) to correct or supplement

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any provision contained herein that may be inconsistent with any other provision herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation.  Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent.  The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement.  Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.

Section 28.  Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determination and Actions by the Board of Directors, etc.   The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights or the Common Stock.

Section 30.  Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates and registered holders of the Common Stock any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates and registered holders of the Common Stock.

Section 31.  Severability.  If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided , however , that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, if the right of redemption set forth in Section 23 shall have expired, it shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board of Directors.

Section 32.  Governing Law; Submission to Jurisdiction.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.  The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement.  The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another.  The

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Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32.  The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 33.  Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive Headings; Interpretation.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ATTEST:		MMA CAPITAL HOLDINGS, INC.

By:	/s/ J Brooks Martin	By:	/s/ Gary A. Mentesana
	Name: J Brooks Martin		Name: Gary A. Mentesana
	Title: Secretary		Title: President

ATTEST:		BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

By:		By:	/s/ John P. Dunn
	Name:		Name: John P. Dunn
	Title:		Title: Senior Vice President

FIRST AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT (this “First Amendment”) is made as of the 1st day January, 2019, by and between MMA CAPITAL HOLDINGS, INC., a Delaware corporation (f/k/a MMA Capital Management, LLC, a Delaware limited liability company) (the “Company”) and BROADRIDGE CORPORATE ISSUERS SOLUTIONS, INC. (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Rights Agreement dated as of May 5, 2015 (the “Agreement”) adopted by the Company for the purpose of protecting its net operating losses (“NOLs”); and

WHEREAS, the Company has converted from a limited liability company to a corporation and desires to make certain amendments to the Agreement in order to reflect the conversion.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby as follows:

1.         Definitions.  Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

2.         Specific Amendments.

(a)        All references in the Agreement to MMA Capital Management, LLC or to the Company shall hereinafter be deemed to refer to MMA Capital Holdings, Inc., a Delaware corporation, and the definition of “Company” shall be deemed amended to be MMA Capital Holdings, Inc., a Delaware corporation.

(b)        The first two sentences of Section 11(a)(iii) of the Agreement are hereby amended and restated in their entirety to read as follows:

“In the event that the number of shares of Common Stock, which are authorized by the Company’s Certificate of Incorporation and available for issuance upon exercise of Rights, is not sufficient to permit the exercise in full of the Rights in accordance with this Agreement, the Board of Directors shall seek stockholder approval for the authorization of additional shares of Common Stock to provide for the exercise in full of the Rights.  The Company shall have the right to extend the Distribution Date by up to ninety (90) days to allow the Board of Directors to suspend the exercisability of the Rights for a period of up to ninety (90) days in order to seek such stockholder approval.”

(c)        All references to “MMA Capital Management, LLC” in the Exhibits to the Agreement are hereby amended to say “MMA Capital Holdings, Inc.” and all references to the Company as a “Maryland limited liability company” are amended to describe the Company as a “Delaware corporation”.

3.         No Other Changes; Continuing Validity.  The Agreement remains in full force and effect in accordance with its terms as amended by this First Amendment.

(Signatures appear on following page)

IN WITNESS WHEREOF, the proper officers of the Company have duly executed this First Amendment effective as of the date and year first above written.

ATTEST:		MMA CAPITAL HOLDINGS, INC.

By:	/s/ Stephen Goldberg	By:	/s/ Gary A. Mentesana
	Name: Stephen Goldberg		Name: Gary A. Mentesana
	Title: Assistant Secretary		Title: President

ATTEST:		BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

By:	/s/ Patricia Herzog	By:	/s/ Dorothy J. Flynn
	Name: Patricia Herzog		Name: Dorothy J. Flynn
	Title: Sr Contracts Administrator		Title: President, BCIS

SECOND AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT (this “Second Amendment”) is made as of the 12th day of March, 2020, by and between MMA CAPITAL HOLDINGS, INC., a Delaware corporation (f/k/a MMA Capital Management, LLC, a Delaware limited liability company) (the “Company”), and BROADRIDGE CORPORATE ISSUERS SOLUTIONS, INC. (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Rights Agreement dated as of May 5, 2015, as amended by that certain First Amendment thereto dated January 1, 2019 (the “Agreement”), adopted by the Company for the purpose of protecting its net operating losses and certain other tax benefits;

WHEREAS, Section 27 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement), the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Distribution Date has occurred on or prior to the date hereof; and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its shareholders to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

2.         Specific Amendment.  Section 7 of the Agreement is hereby amended as follows:  Clause (a)(i) shall be amended and restated in its entirety to read as follows:  “(i) the Close of Business on May 5, 2023 (the “Final Expiration Date”),” and

3.         Effective Date.  This Second Amendment is effective as of the date first set forth above.

4.   Miscellaneous.

(a)        Except as amended hereby, the Agreement shall remain in full force and effect.  If any conflict exists between the provisions in this Amendment and the Agreement, this Amendment shall control.  The Agreement, as amended by this Amendment, constitutes the entire agreement of the parties hereto with respect to the subject matter of this Amendment, and contains all of the covenants and agreements of the parties hereto with respect thereto.  This Amendment may not be altered, changed or amended except in accordance with the provisions set forth in the Agreement for an amendment thereto.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.  All section headings of this Amendment are inserted solely as a matter of convenience and for reference, and are not a substantive part of this Amendment.

(b)        This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

(c)        This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(d)        By their execution of this Amendment, the undersigned Members hereby confirm that they are duly authorized to execute this Amendment and any necessary requisite approval has been obtained with respect to this Amendment and all matters set forth herein.

(Signatures appear on following page)

IN WITNESS WHEREOF, the proper officers of the Company have duly executed this Second Amendment effective as of the date and year first above written.

ATTEST:		MMA CAPITAL HOLDINGS, INC.

By:	/s/ J Brooks Martin	By:	/s/ Gary A. Mentesana
	Name: J Brooks Martin		Name: Gary A. Mentesana
	Title: Secretary		Title: President

ATTEST:		BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

By:	/s/ Patricia Herzog	By:	/s/ John P. Dunn
	Name: Patricia Herzog		Name: John P. Dunn
	Title: Sr Contracts Administrator		Title: Vice President

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MMA CAPITAL HOLDINGS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E99397-P37490 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MMA CAPITAL HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! 1a. Cecil E. Flamer 1b. James C. Hunt 1c. Lisa Kay The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! ! ! ! 2. The ratification of the extension of our Tax Benefits Rights Agreement until May 5, 2023. 3. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting*. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. *As part of our precautions regarding COVID-19, we are planning for the possibility that the annual meeting may be held only through remote communication. If we decide to take this step, we will announce it in advance of the annual meeting, and details on how to participate will be available at www.proxyvote.com. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E99398-P37490 MMA CAPITAL HOLDINGS, INC. Annual Meeting of Shareholders May 19, 2020 1:00 PM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) J. Brooks Martin and Stephen Goldberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of MMA CAPITAL HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM, EDT on May 19, 2020, at the Brewers Hill Hub Boardroom, 3700 O'Donnell St., Baltimore, MD 21224, and any adjournment or postponement thereof. As part of our precautions regarding COVID-19, we are planning for the possibility that the annual meeting may be held only through remote communication. If we decide to take this step, we will announce it in advance of the annual meeting, and details on how to participate will be available at www.proxyvote.com. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: